EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 1994 incorporated by reference in Northwestern Public Service's Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.


                              /s/ Arthur Andersen LLP
                              ------------------------
                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  November 9, 1994